EX-10.L
                         FIRST AMENDMENT
                             TO THE
                        AMP INCORPORATED
      DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


     Pursuant to an action taken by the Board of Directors of AMP Incorporated on October 23, 1996, the AMP Incorporated Deferred Compensation Plan for Non-Employee Directors is amended, effective as of October 23, 1996, by deleting Subsection 8(b) thereof in its entirety and substituting the following in its place:

     "b) For purposes of this Section, a change of control of the Corporation ("Change in Control") shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          i. any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not included in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          ii. the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          iii. there is consummated a merger or consolidation of the Corporation with any other corporation or the issuance of voting securities of the Corporation in connection with a merger or consolidation of the Corporation (or any direct or indirect subsidiary of the Corporation) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Corporation, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          iv. the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

     c) Person. For the purpose of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          (i)  the Corporation or any of its subsidiaries;

          (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries;

         (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

          (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation."

                    *         *         *

          EXECUTED this 26th day of March, 1997.

                                 AMP Incorporated

Attest: /s/  D. F. Henschel      By:   /s/  J. E. Marley
       --------------------          -------------------------
                                 Title:    Chairman